Dreyfus
Short-Intermediate Municipal Bond Fund

ANNUAL REPORT March 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                     Dreyfus Short-Intermediate
                                                            Municipal Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Municipal Bond Fund, covering the 12-month period from April 1, 2000 through March 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Municipal bonds provided attractive returns over the 12-month reporting period. Slowing economic growth and lower short-term interest rates helped boost the value of tax-exempt bonds, as did robust demand from investors fleeing the uncertainty of a falling stock market. In fact, the overall stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 21%, putting it firmly in bear market territory.

In our view, these divergent results indicate that investors who diversified their portfolios fared well compared to those who focused solely on one type of investment, such as equities. We believe that a diversified investment approach can continue to serve investors well, which is why we continually stress the importance of diversification, a basic tenet of investing.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies in the current environment. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
April 16, 2001




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Short-Intermediate Municipal Bond Fund perform during the period?

For the 12-month period ended March 31, 2001, the fund produced a total return of 5.96% .(1) This compares to a total return of 6.00% for the Lipper Short-Intermediate Municipal Debt Funds category average during the same period.(2)

We attribute the fund's total return to a favorable investment environment that was characterized by declining interest rates and robust demand for municipal bonds from investors seeking shelter from a volatile stock market.

What is the fund's investment approach?

Our goal is to seek a high level of tax-exempt income consistent with the preservation of capital from a diversified portfolio of municipal bonds with maturities of less than five years. Total return, which includes capital gains, is not a primary objective.

To achieve this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable returns over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the
best   returns   over   an   anticipated   range   of  interest-rate
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

When the reporting period began on April 1, 2000, the U.S. economy was growing strongly, leading to inflation concerns and a 50 basis-point increase in interest rates by the Federal Reserve Board (the "Fed") in May. During the summer, however, evidence emerged that the Fed's rate hikes were having the desired effect of slowing the economy. As time went on, the economic slowdown became more pronounced. As a result, tax-exempt yields declined modestly, even though the Fed did not change interest rates at its meetings during the remainder of 2000.

In January 2001, however, the Fed moved aggressively to stimulate economic growth by cutting interest rates by 50 basis points at the start of the month. This move was unusual in that it occurred between regularly scheduled meetings of the Fed's Federal Open Market Committee. As further evidence of its resolve to prevent a recession, the Fed cut interest rates twice more by 50 basis points each at its scheduled meetings at the end of January and March. Yields of tax-exempt bonds continued to move lower in this new environment.

Part of the municipal bond market' s strong price performance during the reporting period was the result of supply-and-demand factors, including a scarcity of newly issued bonds and robust demand from investors fleeing a declining stock market. In this environment, we allowed the fund's average duration -- a measure of sensitivity to changing interest rates -- to shorten as the fund's holdings moved closer to their maturity dates. This strategy enabled us to take advantage of significant differences in yields in the short-maturity range, which have recently widened. As holdings have matured, we have generally replaced them with intermediate-term bonds, where we found what we believe to be the most attractive values among corporate credits, including tax-exempt bonds issued by airlines.

We also found what we believe to be attractive income opportunities among lower rated bonds that we refer to as "exception bonds" because of their relatively unusual characteristics. While some of these bonds are rated below single-A, they are considered to be of investment-grade quality. Investments in this area have included general obligation bonds issued by cities, as well as housing project bonds and pre-refunded bonds that have not been re-rated by the independent credit-rating agencies. On the other hand, we have avoided non-rated bonds from health care and resource recovery facilities.

What is the fund's current strategy?

We continue to emphasize the generation of competitive levels of income. However, with interest rates at relatively low levels and declining, such opportunities have been relatively scarce among short-term municipal bonds. In addition, we have maintained a conservative approach, avoiding riskier strategies such as buying longer term bonds that are approaching their call dates. Rather than reduce or alter our high standards, we continue to search the municipal bond marketplace for attractive income opportunities among high
quality    short- and    intermediate-term    bonds.

April 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER INC.


                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus
Short-Intermediate Municipal Bond Fund with the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 3-Year Municipal Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 3/31/01

                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            5.96%              4.37%             4.90%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT-INTERMEDIATE MUNICIPAL BOND FUND ON 3/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, AND IN THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX, WHICH HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE FUND'S AND INDEX'S WEIGHTED-AVERAGE MATURITY ORIENTATION. PERFORMANCE FOR THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

THE FUND INVESTS PRIMARILY IN SHORT-INTERMEDIATE MUNICIPAL SECURITIES AND MAINTAINS A PORTFOLIO WITH A WEIGHTED-AVERAGE MATURITY RANGING BETWEEN 2 AND 3 YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. THE LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX, UNLIKE THE FUND, IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE INVESTMENT-GRADE, 10-YEAR TAX-EXEMPT BOND MARKET, CONSISTING OF MUNICIPAL BONDS WITH MATURITIES OF 9-12 YEARS. THE LEHMAN BROTHERS 3-YEAR MUNICIPAL BOND INDEX IS A TOTAL RETURN SUBSET OF THE LEHMAN MUNICIPAL BOND INDEX. IT INCLUDES MATURITIES OF 2-3 YEARS. NEITHER OF THE INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

March 31, 2001

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--100.3%                                                      Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.1%

Alaska Student Loan Corp., Student Loan Revenue

   5.25%, 7/1/2001 (Insured; AMBAC)                                                           1,000,000                1,004,250

North Slope Borough
   Zero Coupon, 6/30/2001 (Insured; MBIA)                                                     2,000,000                1,983,040

CALIFORNIA--1.1%

Riverside County Public Financing Authority, COP:

   5%, 5/15/2002                                                                                930,000                  936,640

   5%, 5/15/2003                                                                                980,000                  989,575

   5.125%, 5/15/2004                                                                          1,030,000                1,044,018

COLORADO--.4%

Denver City and County Airport, Revenue

   5.10%, 11/15/2001                                                                          1,160,000                1,169,535

CONNECTICUT--2.8%

Connecticut Development Authority,
  First Mortgage Gross Revenue

   (Health Care Project--Elim Park Baptist)
   4.70%, 12/1/2001                                                                           1,765,000                1,764,312

Connecticut Health and Educational
   Facilities Authority, Revenue

   (Saint Marys Hospital Issue)
   5.75%, 7/1/2002                                                                            2,400,000                2,407,752

Greenwich Housing Authority, MFHR (Greenwich Close):

   5.35%, 9/1/2001                                                                              230,000                  229,733

   5.55%, 9/1/2002                                                                              245,000                  244,294

   5.95%, 9/1/2006                                                                              310,000                  307,721

   6.05%, 9/1/2007                                                                              330,000                  327,218

Mashantucket Western Pequot Tribe, Special Revenue

   6.25%, 9/1/2001                                                                            2,500,000  (a)           2,532,825

DISTRICT OF COLUMBIA--3.6%

District of Columbia, GO 5.50%, 6/1/2002             9,930,000  10,150,645

FLORIDA--3.3%

Escambia County Health Facilities Authority, Health Facilities
   Revenue (Azalea Trace Inc.)
   5.10%, 1/1/2002                                                                              870,000                  868,269

Florida Housing Finance Agency (Wood Forest II Project)
   5.40%, 12/1/2001                                                                           4,375,000                4,415,075

Lee County Industrial Development Authority,
   Health Care Facilities Revenue

   (Cypress Cove Healthpack):

      5.625%, 10/1/2002                                                                       2,000,000                1,975,320

      5.875%, 10/1/2004                                                                       2,000,000                2,001,560

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS--2.4%

Alton, Hospital Facility Revenue
  (Saint Anthonys Health Center)

   5.875%, 9/1/2006                                                                           2,060,000                2,087,789

Illinois Development Finance Authority, Revenue

  (Community Rehabilitation Providers):

      5.60%, 7/1/2001                                                                         1,530,000                1,531,668

      5.60%, 7/1/2002                                                                         1,415,000                1,421,622

Illinois Health Facilities Authority, Revenue

   (Victory Health Services) 5%, 8/15/2002                                                    1,590,000                1,602,370

LOUISIANA--4.8%

Calcasieu Parish Industrial Development Board, PCR
  (Occidental Petroleum Project)

   4.80%, 12/1/2006                                                                           3,000,000                3,005,550

Saint Charles Parish, PCR:

   6.641%, 10/01/2003                                                                         5,100,000  (a,b)         5,245,248

   (Entergy Louisiana Inc. Project):

      4.85%, 6/1/2002                                                                         5,000,000                5,029,850

      5.35%, 10/1/2003                                                                           50,000                   50,712

MARYLAND--2.6%

Frederick County Retirement Community, Revenue
  (Extras-Buckinghams Choice):

      5.25%, 1/1/2002                                                                         1,500,000                1,500,345

      5.375%, 1/1/2003                                                                        4,900,000               4,901,617

Maryland State Energy Financing Administration, SWDR

  (Wheelabrator Water Project)

   5.45%, 12/1/2001                                                                           1,000,000                1,009,870

MASSACHUSETTS--2.7%

Massachusetts Health & Educational Facilities Authority, Revenue

   (Caritas Christi Obligation Group) 5.25%, 7/1/2003                                         5,730,000                5,683,071

Massachusetts Industrial Finance Agency, Revenue

   (Chestnut Knoll) 5%, 2/15/2003                                                             2,000,000                1,951,120

MICHIGAN--6.6%

Michigan Hospital Finance Authority, HR:

   (Ascension Health Credit) 5.05%, 11/15/2004                                                4,025,000                4,088,675

   (Genesys Regional Medical):

      5.25%, 10/1/2001                                                                        2,000,000                2,021,040

      5.25%, 10/1/2002                                                                        1,000,000                1,029,180

      5.25%, 10/1/2003                                                                        2,445,000                2,554,145

Michigan Strategic Fund, LOR (Detroit Edison):

   4.70%, 9/1/2001                                                                            5,000,000                5,019,650

   4.73%, 9/1/2001                                                                            3,750,000                3,761,925


                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MISSISSIPPI--2.7%

Adams County, PCR (International Paper Co.)
   5.50%, 12/1/2005                                                                           5,000,000                5,135,050

Jackson Housing Authority, MFHR

   (Arbor Park Apartment Project) 5.05%, 12/1/2001                                            2,500,000                2,502,025

NEW JERSEY--2.7%

Monroe Township Municipal Utilities Authority,
  Water and Sewer System Revenue

   6.875%, 2/1/2017 (Insured; MBIA)                                                           3,075,000                3,126,875

New Jersey Economic Development Authority,
   First Mortgage Revenue

   (Cadbury Corp. Project):

      4.80%, 7/1/2001 (Insured; ACA)                                                          1,565,000                1,569,179

      5%, 7/1/2003 (Insured; ACA)                                                             1,410,000                1,397,479

New Jersey Health Care Facilities Financing Authority, Revenue

   (Saint Peter's Medical Center) 6%, 7/1/2001
   (Insured; MBIA) (Prerefunded 7/1/2001)                                                     1,500,000  (c)           1,510,800

NEW MEXICO--.7%

Santa Fe County, Project Revenue

   (El Castillo Retirement) 5.25%, 5/15/2003                                                  2,000,000                1,950,960

NEW YORK--27.3%

New York City:

   5%, 10/15/2001                                                                             7,500,000                7,578,075

   5.50%, 8/1/2001                                                                            9,000,000                9,070,830

   7.50%, 2/1/2003                                                                            3,500,000                3,665,270

   6.375%, 8/1/2004 (Prerefunded 8/1/2002)                                                      620,000  (c)             654,999

   6.375%, 8/1/2004                                                                          15,380,000               16,160,227

New York State Dormitory Authority, Revenue:

   (City University System) 5.10%, 7/1/2001                                                   1,285,000                1,291,309

   (Mental Health Services Facilities):

      5%, Series A, 2/15/2002                                                                 1,590,000                1,614,645

      5%, Series B, 2/15/2002                                                                    40,000                   40,657

      5%, Series B, 2/15/2002                                                                 7,055,000                7,164,353

New York State Energy Research and Development Authority,
   Revenue: Service Contract
   (Western New York Nuclear Service Center Project):

      5%, 4/1/2001                                                                            1,625,000                1,625,081

      5%, 4/1/2002                                                                            1,795,000                1,827,615

New York State Housing Finance Agency

   (Health Facilities-New York City) 5.875%, 5/1/2004                                         6,500,000                6,868,680

New York State Mortgage Agency, Revenue

   (Homeowner Mortgage) 5.15%, 9/1/2004                                                       4,425,000                4,549,873

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

TSASC Inc., Tobacco Flexible Amortization Bonds:

   5%, 7/15/2008                                                                              2,690,000                2,728,359

   5%, 7/15/2009                                                                              1,000,000                1,014,500

   5.125%, 7/15/2009                                                                          2,310,000                2,345,690

United Nations Development Corp., Revenue:

   5.10%, 7/1/2008                                                                            2,810,000                2,811,658

   5.20%, 7/1/2009                                                                            3,200,000                3,201,888

Yonkers Industrial Development Agency,
   Civic Facility Revenue

   (The Saint Joseph's Hospital, Yonkers Project):

      5.65%, Series A, 3/1/2003                                                               1,300,000                1,295,710

      5.65%, Series B, 3/1/2003                                                                 400,000                  398,680

      5.65%, Series C, 3/1/2003                                                                 600,000                  598,020

NORTH CAROLINA--1.7%

North Carolina Eastern Municipal Power Agency,
  Power System Revenue:

      5%, 1/1/2002                                                                            4,000,000                4,028,520

      5.45%, 1/1/2004                                                                           750,000                  766,170

NORTH DAKOTA--.6%

North Dakota Housing Finance Agency, Revenue

   (Housing Finance Program--Home Mortgage Finance)
   4.60%, 1/1/2003                                                                            1,660,000                1,674,907

OHIO--1.7%

Belmont County, Health System Revenue
  (East Ohio Regional Hospital)

   4.40%, 1/1/2002 (Insured; ACA)                                                               900,000                  902,628

Hamilton County, Local District Cooling Facilities Revenue

   (Trigen Cinergy) 4.90%, 6/1/2004                                                           2,000,000                1,984,540

Ohio Water Development Authority, PCR

   (Cleveland Electric) 5.35%, 10/1/2002                                                      2,000,000                2,013,900

OKLAHOMA--2.6%

Holdenville Industrial Authority, Correctional Facility Revenue

   5.70%, 7/1/2001                                                                            1,175,000                1,181,886

Tulsa, Municipal Airport Trust Revenue (American Airlines)

   5.80%, 12/1/2004                                                                           6,000,000                6,094,440

PENNSYLVANIA--2.8%

Dauphin County General Authority, Revenue

   (Office and Package--Riverfront Office)
   5.125%, 1/1/2003                                                                           1,325,000                1,316,030

Delaware County Industrial Development Authority,

   PCR (Peco Energy Company Project) 5.20%, 10/1/2004                                         3,000,000                3,039,240



                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Montgomery County Industrial Development Authority,

   PCR (Peco Energy Company Project) 5.30%, 10/1/2004                                         3,380,000                3,434,993

SOUTH CAROLINA--1.7%

Charleston County Health Facilities, First Mortgage Revenue

   (Episcopal Project) 5.30%, 10/1/2002                                                       4,660,000                4,661,817

TEXAS--15.8%

Brazos River Authority, PCR:

   (Texas Utilities Electric Co.) 5%, 4/1/2001                                               15,000,000               14,999,850

   (Utilities Electric Co.) 5.50%, 6/19/2001                                                  3,250,000                3,256,955

Dallas-Fort Worth International Airport Facility

  Improvement Corp., Revenue (American Airlines, Inc.)

   5.95%, 11/1/2003                                                                           6,500,000                6,618,430

Matagorda County Navigation District Number 1, PCR:

   5.826%, 11/1/2001                                                                          2,500,000  (a, b)        2,521,600

   5.778%, 11/1/2001                                                                          6,700,000  (a, b)        6,769,010

   (Central Power & Light):

      4.90%, 11/1/2001                                                                        1,000,000                1,004,320

      4.95%, 11/1/2001                                                                          100,000                  100,515

Northeast Hospital Authority, Revenue

  (Northeast Medical Center Hospital):

      5.25%, 5/15/2001                                                                        1,300,000                1,299,792

      5.35%, 5/15/2002                                                                        2,725,000                2,723,856

Texas Public Property Finance Corp., Revenue

   (Mental Health & Retardation Center)
   8.20%, 10/1/2012 (Prerefunded 10/1/2002)                                                   2,800,000  (c)           3,053,848

Tyler Health Facilities Development Corporation
   (Mother Frances Hospital):

      5.25%, 7/1/2001                                                                           700,000                  699,909

      5.25%, 7/1/2002                                                                         1,200,000                1,198,572

VIRGINIA--3.1%

Bedford County Industrial Development Authority, Revenue

   (Georgia Pacific Corp. Project) 4.60%, 8/1/2004                                            2,575,000                2,599,179

Hopewell Industrial Development Authority,
   Health Care Facility Revenue:

      (Colonial Heights) 5.60%, 10/1/2003                                                       205,000                  205,301

      (Westport Convalescent Center):

         5.90%, 10/1/2005                                                                       315,000                  316,021

         6.15%, 10/1/2007                                                                       175,000                  176,110

         6.25%, 10/1/2008                                                                       410,000                  411,755

Rockingham County Industrial Development Authority,

   Residential Care Facility, Revenue
   (First Mortgage--Mennonite) 5.10%, 4/1/2003                                                3,800,000                3,799,848

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Virginia Housing Development Authority,

   Commonwealth Mortgage 6.10%, 7/1/2002                                                      1,220,000                1,254,526

WASHINGTON--2.9%

Washington Public Power Supply System, Revenue:

   (Nuclear Project Number 1) 5%, 7/1/2005                                                    5,000,000                5,214,300

   (Nuclear Project Number 2) 5%, 7/1/2003                                                    3,000,000                3,090,270

U.S. RELATED--2.6%

Virgin Islands Public Finance Authority, Revenue

   5%, 10/1/2003                                                                              5,580,000                5,635,465

Virgin Islands Water and Power Authority (Electric System)

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,720,000  (c)           1,766,698

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $278,888,021)                                                                                               281,360,917
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--1.5%
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--1.0%

Connecticut, VRDN 3.20%                                                                       2,700,000  (d)           2,700,000

TEXAS--.5%

Harris County Industrial Development Corporation, PCR, VRDN
   (Exxon Corp. Project) 3.80%                                                                1,500,000  (d)           1,500,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $4,200,000)                                                                                                   4,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $283,088,021)                                                                           101.8%              285,560,917

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (1.8%)              (5,181,663)

NET ASSETS                                                                                       100.0%              280,379,254


Summary of Abbreviations

ACA                       American Capital Access

AMBAC                     American Municipal Bond
                             Assurance Corporation

COP                       Certificate of Participation

GO                        General Obligation

HR                        Hospital Revenue

LOR                       Limited Obligation Revenue

MBIA                      Municipal Bond Investors
                             Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

SWDR                      Solid Waste Disposal Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                               5.9

AA                               Aa                              AA                                               13.8

A                                A                               A                                                30.9

BBB                              Baa                             BBB                                              31.0

F1                               MIG1/P1                         SP1/A1                                            2.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    16.2

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT MARCH 31,
     2001, THESE SECURITIES AMOUNTED TO $17,068,683 OR 6.1% OF NET ASSETS.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
     SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND
     INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(D)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
     HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(F)  AT MARCH 31, 2001, THE FUND HAD $80,290,656 (28.6% OF NET ASSETS) INVESTED
     IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT UPON
     REVENUES GENERATED FROM HEALTH CARE PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF ASSETS AND LIABILITIES

March 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           283,088,021    285,560,917

Cash                                                                    561,777

Interest receivable                                                   4,482,098

Prepaid expenses                                                         18,985

                                                                    290,623,777
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           151,394

Payable for investment securities purchased                          10,001,333

Payable for shares of Beneficial Interest redeemed                          985

Accrued expenses                                                         90,811

                                                                     10,244,523
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      280,379,254
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     284,219,244

Accumulated undistributed investment income--net                         32,695

Accumulated net realized gain (loss) on investments                 (6,345,581)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            2,472,896

NET ASSETS ($)                                                     280,379,254
--------------------------------------------------------------------------------
SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                     21,544,139

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)
                                                                          13.01

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended March 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     13,121,186

EXPENSES:

Management fee--Note 3(a)                                            1,319,060

Shareholder servicing costs--Note 3(b)                                 382,656

Professional fees                                                       38,617

Trustees' fees and expenses--Note 3(c)                                  35,446

Registration fees                                                       29,880

Custodian fees                                                          28,091

Prospectus and shareholders' reports--Note 3(b)                         12,761

Loan commitment fees--Note 2                                             2,415

Miscellaneous                                                           21,456

TOTAL EXPENSES                                                       1,870,382

INVESTMENT INCOME--NET                                              11,250,804
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (148,815)

Net unrealized appreciation (depreciation) on investments            4,215,693

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,066,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,317,682

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended March 31,
                                             -----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         11,250,804          12,093,584

Net realized gain (loss) on investments         (148,815)            (204,991)

Net unrealized appreciation (depreciation)
   on investments                              4,215,693           (5,884,122)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  15,317,682            6,004,471
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (11,218,109)         (12,093,584)

Net realized gain on investments                     --               (29,066)

TOTAL DIVIDENDS                              (11,218,109)         (12,122,650)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  77,892,032          68,318,437

Dividends reinvested                            9,699,635          10,505,175

Cost of shares redeemed                      (81,493,091)        (106,315,201)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,098,576          (27,491,589)

TOTAL INCREASE (DECREASE) IN NET ASSETS       10,198,149          (33,609,768)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           270,181,105          303,790,873

END OF PERIOD                                 280,379,254          270,181,105

Undistributed investment income--net               32,695                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     6,027,621           5,283,152

Shares issued for dividends reinvested            752,947             813,737

Shares redeemed                               (6,327,686)          (8,234,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     452,882          (2,138,037)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended March 31,
                                                                 -------------------------------------------------------------------
                                                                 2001           2000           1999           1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.81          13.08          13.08          12.91      12.97

Investment Operations:

Investment income--net                                            .55            .54            .54            .55        .56

Net realized and unrealized
   gain (loss) on investments                                     .20           (.27)           .00(a)         .17       (.06)

Total from Investment Operations                                  .75            .27            .54            .72        .50

Distributions:

Dividends from investment income--net                           (.55)           (.54)          (.54)         (.55)       (.56)

Dividends from net realized
   gain on investments                                             --           (.00)(a)        --           (.00)(a     (.00)(a)

Total Distributions                                             (.55)           (.54)          (.54)         (.55)       (.56)

Net asset value, end of period                                 13.01           12.81          13.08         13.08       12.91
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                5.96            2.10           4.23          5.64        3.96
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .71             .73            .73           .76         .80

Ratio of net investment income
   to average net assets                                        4.26            4.15           4.15          4.19        4.33

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                        --              --             --            --         .02

Portfolio Turnover Rate                                         37.77          39.10          20.68         31.12       47.84
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         280,379        270,181        303,791       294,432     325,013

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold without a
sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.


(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize market discount on municipal securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $6,350,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $3,090,000 of the carryover expires in fiscal 2003, $2,874,000 expires in fiscal 2004, $82,000 expires in fiscal 2008 and $304,000 expires in 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 11_2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended March 31, 2001, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an annual rate of
 .10 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents ( a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the fund's average daily net assets for any full fiscal year. During the period ended March 31, 2001, the fund was charged $266,898 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2001, the fund was charged $73,606 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each
Board    member    who    is    not    an    "affiliated   person"
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

as defined in the Act receives an annual fee of $45,000 and an attendance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days of their issuance, including redemptions made through the use of the fund's exchange privilege. Prior to June 1, 2000, this fee was chargeable
within   fifteen   days   following  the  date  of  issuance  of  such  shares.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2001, amounted to
$106,325,039    and    $98,794,752,    respectively.

At March 31, 2001, accumulated net unrealized appreciation on investments was $2,472,896, consisting of $2,741,478 gross unrealized appreciation and $268,582 gross unrealized depreciation.

At March 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Municipal Bond
Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
New York, New York
May 2, 2001
                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2001 calendar year on Form 1099-DIV which will be mailed by January 31, 2002.


                      For More Information

                        Dreyfus Short-Intermediate Municipal
                        Bond Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  591AR0301